1 DRIVEN TO DELIVER Q1 2016 Earnings NYSE: HZN Horizon Global to Acquire Brink Group December 14, 2017

2 DRIVEN TO DELIVER Q3 2017 Earnings NYSE: HZN SAFE HARBOR STATEMENT FORWARD-LOOKING STATEMENTS This presentation contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements contained herein speak only as of the date they are made and give our current expectations or forecasts of future events. These forward-looking statements can be identified by the use of forward-looking words, such as "may," "could," "should," "estimate," "project," "forecast," "intend," "expect," "anticipate," "believe," "target," "plan" or other comparable words, or by discussions of strategy that may involve risks and uncertainties. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which could materially affect our business, financial condition or future results including, but not limited to, risks and uncertainties with respect to: the Company's leverage; liabilities imposed by the Company's debt instruments; market demand; competitive factors; supply constraints; material and energy costs; technology factors; litigation; government and regulatory actions; the Company's accounting policies; future trends; general economic and currency conditions; various conditions specific to the Company's business and industry; the spin-off from TriMas Corporation; our ability to successfully complete the acquisition of the Brink Group, including the possibility that the closing conditions to the contemplated acquisition may not be satisfied or waived; delay in closing the proposed acquisition of the Brink Group; risks inherent in the achievement of cost synergies and the timing thereof in connection with the Brink Group acquisition, including whether the acquisition will be accretive; the Company's ability to promptly and effectively integrate the Brink Group; the performance and costs of integration of the Brink Group; the timing and amount of repurchases of the Company‟s common stock, if any; and other risks that are discussed in the Company's most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. The risks described herein are not the only risks facing our Company. Additional risks and uncertainties not currently known to us or that we currently deemed to be immaterial also may materially adversely affect our business, financial position and results of operations or cash flows. We caution readers not to place undue reliance on such statements, which speak only as of the date hereof. We do not undertake any obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statement to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

3 DRIVEN TO DELIVER Q3 2017 Earnings NYSE: HZN Our global business is focused on top-quality towing and trailering products for recreational and commercial use and is split between these applications: WORK Agricultural, automotive, construction, fleet, industrial marine, military, mining, and municipalities PLAY Power sports, equestrian, recreational vehicle, specialty automotive, and truck accessory OUR VISION: EMPOWERING PEOPLE TO LIVE, WORK AND PLAY

4 DRIVEN TO DELIVER Q3 2017 Earnings NYSE: HZN A COMPELLING COMBINATION REINFORCES Horizon‟s position as a global leader in products that empower people to work, live and play. POSITIONS Horizon to better serve the needs of core customers in all channels – OEM, OES, aftermarket and retail/e- commerce. ENHANCES Horizon‟s product portfolio, state-of-the-art manufacturing and e-commerce strategies. ADVANCES Horizon‟s progress towards achieving its strategic goals, including revenue and margin targets.

5 DRIVEN TO DELIVER Q3 2017 Earnings NYSE: HZN €169 million TRANSACTION OVERVIEW PRICE FINANCING TIMING PROFITABILITY MULTIPLE Mid 9x adjusted EBITDA (IFRS/U.S. GAAP differences considered) New long-term debt and cash on hand (extends achievement of <2x leverage to 2020) Accretive to operating margin in first full year (full run-rate synergies €10 – €12 million - 2020) Close expected by the end of Q2 2018, subject to customary closing conditions, including receipt of regulatory approvals

6 DRIVEN TO DELIVER Q3 2017 Earnings NYSE: HZN BRINK GROUP OVERVIEW Founded in 1903, Brink provides innovative, safe and easy-to-use towing solutions to its customers Employs a team of approximately 700 people, with a strong management team With approximately $150M in annual revenue, serves the auto OEM, OES and aftermarket channels Based in the Netherlands, operating 9 facilities in 8 countries producing nearly one million towbars Brings advanced product and manufacturing technology Strong position with global customers in the OES channel

7 DRIVEN TO DELIVER Q3 2017 Earnings NYSE: HZN BRINK GROUP PRODUCT PROFILE KEY PRODUCTS  Vehicle towing  Sensory wiring  Bike rack harnesses  Roof top cargo and storage  Compatible brake sensors ADVANTAGES  Hidden „sleek” design offering the “perfect fit”  European tow designs  Customer safety  Easily programmed wire kits  Compatibility with multiple vehicle models in Europe and U.S.

8 DRIVEN TO DELIVER Q3 2017 Earnings NYSE: HZN Other Aftermarket OEM Retail/ E-commerce Other OES COMBINED REVENUE MIX Aftermarket OEM Retail/ E-commerce Other OES Other EUROPE- AFRICA HORIZON GLOBAL BEFORE AFTER As reported in third quarter 2017 As reported in third quarter 2017 Aftermarket Retail/E-C OEM OES Aftermarket Retail/E-C OEM OES

NOVEMBER 2017 OEM After Market Retail/ e-commerce OES LEADING CUSTOMERS ACROSS ALL CHANNELS

10 DRIVEN TO DELIVER Q3 2017 Earnings NYSE: HZN ▪ Multiple project work streams identified to deliver synergies ▪ Synergy work streams will fold into Horizon Global‟s ongoing European integration ▪ Three-year synergy plan expected to deliver €10M – €12M in annual savings Facility Consolidation Sourcing & Supply Chain Warehouse & Logistics Organization SYNERGY OPPORTUNITIES Commercial

ADVANCES HORIZON GLOBAL’S STRATEGIC GOALS EXPANDS OPPORTUNITY FOR VALUE CREATION STRATEGIC GOALS

‹#› DRIVENTO DELIVER Q1 2016Earnings NYSE: HZN Q&A